1. ORGANIZATION AND BUSINESS	9 Months Ended
Sep. 30, 2012
Accounting Policies [Abstract]
1. ORGANIZATION AND BUSINESS

1.      ORGANIZATION AND BUSINESS

ADMA Biologics, Inc. (“ADMA” or the “Company”) develops and commercializes human plasma and plasma-derived therapeutics. ADMA focuses on developing and commercializing plasma-derived human immune globulins through its wholly-owned subsidiary, ADMA Plasma Biologics, Inc. founded in 2004.  ADMA is based in Hackensack, New Jersey.  In addition, ADMA operates ADMA Bio Centers of Georgia. This wholly-owned subsidiary is a Delaware corporation that was formed on April 3, 2008.  ADMA Bio Centers of Georgia is an FDA-licensed source plasma collection facility located in Norcross, Georgia.

The Company has experienced net losses and negative cash flows from operations since inception and expects these conditions to continue for the foreseeable future.  The Company has needed to raise capital from the sales of its securities to sustain operations.  As of December 31, 2011, the Company had minimal cash balances.  In February 2012, the Company completed a private placement to raise gross proceeds of $17.5 million (see Note 12).

Based upon the Company’s projected revenue and expenditures for 2012 and 2013, management currently believes that the net proceeds of the private placement, together with the Company’s existing cash, will be sufficient to enable it to fund its operating expenses, research and development expenses and capital expenditures into the third quarter of 2013.  Because the Company does not anticipate receiving FDA approval for RI-002 until, at the earliest, the second half of 2015, if at all, and would therefore not be able to generate revenues from the commercialization of RI-002 until after that date, it will have to raise additional capital prior to the third quarter of 2013 to continue product development and operations.  The Company is unable to predict with reasonable certainty when, if ever, it will generate revenues from the commercialization of RI-002 and, therefore, how much additional capital it will need to raise prior to the third quarter of 2013.  Furthermore, if the Company’s assumptions underlying its estimated revenues and expenses prove to be wrong, it may have to raise additional capital sooner than anticipated.  There can be no assurance that such funds, if available at all, can be obtained on terms acceptable to the Company.  Because of numerous risks and uncertainties associated with the research, development and future commercialization of the Company’s product candidate, it is unable to estimate with certainty the amounts of increased capital outlays and operating expenditures associated with its anticipated clinical trials and development activities.  Its current estimates may be subject to change as circumstances regarding requirements further develop.

There can be no assurance that the Company’s research and development will be successfully completed or that any product will be approved or commercially viable.  The Company is subject to risks common to companies in the biotechnology industry including, but not limited to, dependence on collaborative arrangements, development by the Company or its competitors of new technological innovations, dependence on key personnel, protection of proprietary technology, and compliance with FDA and other governmental regulations and approval requirements.

Prior to the last quarter of 2011, ADMA was a development stage company.  ADMA’s primary focus since 2004 has been conducting research and development of human plasma-derived products for the treatment of specific disease states.  The plasma collection center in Georgia was established in 2008 as a complementary business operation.  ADMA transitioned to an operating company from the development stage during the fourth quarter of 2011 when they began to generate revenues from this business segment.